UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 2, 2005

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                            84-1233716
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(Commission File Number)                      (IRS Employer Identification No.)

   700 Seventeenth Street, Suite 2100
      Denver, Colorado                                     80202
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(Address of Principal Executive Offices)                (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 2, 2005, Matrix Bancorp, Inc. issued a press release announcing financial results for the quarter ended March 31, 2005. A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 8.01  OTHER EVENTS

     On May 2, 2005, Matrix Bancorp, Inc. (the "Company") issued a press release announcing the closing of the sale of substantially all of the assets of its trust operations division of Matrix Capital Bank, effective April 30, 2005. The closing was part of the transaction with MG Colorado Holdings, Inc. ("MGCH") announced by the Company on November 30, 2004. Matrix Capital Bank is a wholly-owned subsidiary of the Company. The Company received 75,000 shares of MGCH common stock, representing approximately 2% of the outstanding common stock of MGCH, as consideration for the trust operations division. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of businesses acquired. Not applicable.

     (b)  Pro Forma Financial Information Not applicable.

     (c)  Exhibits.

          99.1 Press Release, dated May 2, 2005, announcing the first quarter earnings and announcing the sale of assets of the trust operations division of Matrix Capital Bank.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2005


                                            MATRIX BANCORP, INC.


                                            By:  /s/ Allen McConnell
                                            Name:    Allen McConnell
                                            Title:   Senior Vice President




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                                  EXHIBIT INDEX


Exhibit No.        Description
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99.1                Press  Release,  dated  May 2,  2005,  announcing  the first quarter earnings and announcing the sale of assets of the trust operations division of Matrix Capital Bank.